UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2017 (September 1, 2017)

POLLEX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49933	95-4886472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, 15-14, Samsan-ro 308beon-gil

Nam-gu, Ulsan, 44715 Republic of Korea

(Address of principal executive offices) (zip code)

+82-70-7204-9352

(Registrant’s telephone number, including area code)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 7, 2017, the Board of Directors (the “Board”) of Pollex, Inc. (the “Company”) approved the dismissal of MSPC Certified Public Accountants and Advisors, P.C. (“MSPC”) as its registered independent public accounting firm, effective September 1, 2017. Also on September 7, 2017, the Board approved the engagement of Turner, Stone & Company (“Turner Stone”) as the Company’s independent registered public accounting firm, effectively September 1, 2017.

Other than the disclosure of an uncertainty regarding the ability of the Company to continue as a going concern which was included in MSPC’s report on our financial statements for the years ended December 31, 2016 and December 31, 2015, MSPC’s reports on the financial statements of the Company for the years ended December 31, 2016 and December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years, the subsequent interim period preceding MSPC’s dismissal, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with MSPC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MSPC, would have caused MSPC to make reference to the subject matter of the disagreement(s) in its reports on the consolidated financial statements of the Company; and (ii) no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MSPC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that MSPC furnish it with a letter addressed to the Commission stating whether it agrees with the statements made above. A copy of MSPC’s letter, dated September 8, 2017, is attached herewith as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period prior to the engagement of Turner Stone, the Company did not consult with Turner Stone regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Turner Stone concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from MSPC Certified Public Accountants and Advisors, P.C. to the Securities and Exchange Commission, dated September 8, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLLEX, INC.

Dated: September 8, 2017	By:	/s/ Ung Gyu Kim
	Name:	Ung Gyu Kim
	Title:	Chief Executive Officer

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